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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934

      DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): SEPTEMBER 9, 1996



                              THE PRICE REIT, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                               MARYLAND                              1-13432                             52-1746059
                   (STATE OR OTHER JURISDICTION OF          (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)
                            INCORPORATION)

                                  7979 IVANHOE AVENUE                                             92037
                                  LA JOLLA, CALIFORNIA                                          (ZIP CODE)
                        (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (619) 551-2320

                                      NONE
         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

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ITEM 5.  OTHER EVENTS.

         On August 15, 1995 The Price REIT, Inc. (the "Company") filed a registration statement (File No. 33-95832) on Form S-3 with the Securities and Exchange Commission (the "Commission") relating to the public offering, pursuant to Rule 415 under the Securities Act of 1933, as amended, of up to an aggregate of $175,000,000 in securities of the Company (the "Registration Statement"). On September 1, 1995, the Commission declared the Registration Statement, as amended by Post-Effective Amendment No. 1, effective. (The Registration Statement and definitive prospectus contained therein are collectively referred to as the "Prospectus.")

         The Company filed on September 11, 1996 a supplement to the Prospectus, dated September 9, 1996, relating to the issuance and sale of up to 690,000 shares of the Company's common stock, $.01 par value per share (the "Common Stock Supplement"), with the Commission. In connection with the filing of the Common Stock Supplement with the Commission, the Company is filing certain exhibits as part of this Form 8-K. See "Item 7. Financial Statements and Exhibits."

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(c)      Exhibits.

         The following exhibits are filed with this report on Form 8-K:

          Exhibit No.                Description
          -----------                -----------
           1.1              Form of Purchase Agreement between the Company and Merrill Lynch & Co., Merrill
                            Lynch, Pierce, Fenner & Smith Incorporated and Sutro & Co. Incorporated dated
                            September 9, 1996, with respect to the issuance and sale by the Company of up to
                            690,000 shares of the Company's common stock.

           5.1              Opinion Letter of Ballard Spahr Andrews & Ingersoll regarding the validity of the common stock.

           8.1              Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

          23.1              Consent of Ballard Sphar Andrews & Ingersoll (included as part of Exhibit 5.1).

          23.2              Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 8.1).
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           THE PRICE REIT, INC.



Date:  September 12, 1996                  By: /s/ GEORGE M. JEZEK
                                               _________________________
                                                   George M. Jezek
                                                   Chief Financial Officer






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                                 EXHIBIT INDEX

          Exhibit No.                Description
          -----------                -----------
           1.1              Form of Purchase Agreement between the Company and Merrill Lynch & Co., Merrill
                            Lynch, Pierce, Fenner & Smith Incorporated and Sutro & Co. Incorporated dated
                            September 9, 1996, with respect to the issuance and sale by the Company of up to
                            690,000 shares of the Company's common stock.

           5.1              Opinion of Ballard Spahr Andrews & Ingersoll regarding the validity of the common stock.

           8.1              Opinion of Gibson, Dunn & Crutcher LLP regarding certain tax matters.

          23.1              Consent of Ballard Sphar Andrews & Ingersoll (included as part of Exhibit 5.1).

          23.2              Consent of Gibson, Dunn & Crutcher LLP (included as part of Exhibit 8.1).
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